UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2010

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices)

(425) 354-5038

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 22, 2010, AVI BioPharma, Inc. (the “Company”)  filed a Current Report on Form 8-K (“the Original Form 8-K”) to announce, among other things, the acceleration of  the vesting of certain options held by Leslie Hudson Ph.D., the Company’s former Chief Executive Officer and President.  Such acceleration occurred automatically upon Dr. Hudson’s termination without cause in accordance with the Employment Agreement dated February 8, 2008 between the Company and Dr. Hudson (the “Employment Agreement”).

The purpose of this Amendment No.1 on Form 8-K/A is to correct the disclosure contained in the Original Form 8-K relating to the number of previously granted options that became fully vested and exercisable as of April 20, 2010.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following table identifies the options held by Dr. Hudson as of April 20, 2010, the vesting of all of which was automatically accelerated upon the effective date of his termination without cause in accordance with Dr. Hudson’s Employment Agreement:

Date of Option Grant	Number of Shares Subject to the Option	Exercise Price	Number of Options Vested as of April 20, 2010	Number of Unvested Options Accelerated as of April, 20, 2010	Termination of Exercise Period
February 8, 2008	667,000	$1.09	333,500	333,500	October 20, 2010
February 10, 2009	350,000	$0.92	116,667	233,333	October 20, 2010
February 9, 2010	600,000	$1.45	0	600,000	October 20, 2010

Total	1,617,000		450,167	1,166,833	October 20,1010

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	First Amendment to the First Restated Bylaws of AVI BioPharma, Inc. (incorporated by reference to Exhibit 3.1 filed with the Original Form 8-K)

10.1	Settlement Agreement dated April 20, 2010 among the Company and the Shareholder Group (incorporated by reference to Exhibit 10.1 filed with the Original Form 8-K)

10.2	Separation Agreement dated April 20, 2010 between Leslie Hudson and the Company (incorporated by reference to Exhibit 10.2 filed with the Original Form 8-K)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bothell, State of Washington, on May 24, 2010.

AVI BioPharma, Inc.

By:	/s/ J. David Boyle II

J. David Boyle II
Interim President and Chief Executive Officer, and Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	First Amendment to the First Restated Bylaws of AVI BioPharma, Inc. (incorporated by reference to Exhibit 3.1 filed with the Original Form 8-K)

10.1	Settlement Agreement dated April 20, 2010 among the Company and the Shareholder Group(incorporated by reference to Exhibit 10.1 filed with the Original Form 8-K)

10.2	Separation Agreement dated April 20, 2010 between Leslie Hudson and the Company (incorporated by reference to Exhibit 10.2 filed with the Original Form 8-K)